SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported): September 23, 2004

EMULEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 662-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     This Current Report on Form 8-K attaches hereto as Exhibit 99.1 and incorporates by reference herein Emulex’s Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended June 27, 2004.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibits are being filed with this report:

     (i)      Exhibit 99.1: Unaudited Pro Forma Combined Statement of Operations for the year ended June 27, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION (Registrant)
Date: September 23, 2004	By: /s/ PAUL FOLINO Paul Folino, Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Unaudited Pro Forma Combined Statement of Operations for the year ended June 27, 2004.